Fees and Expenses - S000074124 [Member]	Aug. 31, 2025
Prospectus [Line Items]
Expenses Restated to Reflect Current [Text]	Other expenses have been restated to reflect current fees paid by the Fund.
Expenses Not Correlated to Ratio Due to Acquired Fund Fees [Text]	“Total annual Fund operating expenses” include acquired fund fees and expenses (expenses the Fund incurs indirectly through its investments in other investment companies) and may be higher than the ratio of expenses to average net assets shown in the Financial Highlights section of this prospectus because the ratio of expenses to average net assets does not include acquired fund fees and expenses.
Operating Expenses Caption [Optional Text]	Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Expense Example [Heading]	Example
Expense Example Narrative [Text Block]
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example illustrates the hypothetical expenses that you would incur over the time periods indicated, and assumes that:
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you invest $10,000 in the applicable class of Fund shares for the periods indicated,
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you redeem all your shares at the end of the period,
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your investment has a 5% return each year, and
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the Fund’s total annual operating expenses remain the same as shown in the Annual Fund Operating Expenses table above.
Since the waivers and/or reimbursements shown in the Annual Fund Operating Expenses table above expire as indicated in the preceding table, they are only reflected in the 1 year example and the first year of the other examples. Although your actual costs may be higher or lower, based on the assumptions listed above, your costs would be: